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                                                                EXHIBIT 10.8(b)


                             CONFIDENTIAL TREATMENT

                               RESEARCH AGREEMENT

                         (DOCUMENT IDENTIFICATION CODE:
                        LEUKOSITE/IC/NHLI/0012/RESEARCH)


THIS AGREEMENT (hereinafter called the "RESEARCH AGREEMENT") is made effective the Fourteenth day of March, 1996 (hereinafter called the "EFFECTIVE DATE").

BY AND BETWEEN:

THE IMPERIAL COLLEGE OF SCIENCE, TECHNOLOGY & MEDICINE of Sherfield Building, London SW7 2AZ, England (hereinafter called the "COLLEGE"); and

IMPERIAL EXPLOITATION LIMITED, a company organized under English law and having a registered office at Sherfield Building, London SW7 2AZ, England (hereinafter called "IMPEL");

                                                              OF THE FIRST PART,

AND:

LEUKOSITE INCORPORATED, a company organized under the laws of the state of Delaware, United States of America, having a principal office at 215 First Street, Cambridge, MA 02142, United States of America (hereinafter called the "COMPANY")

                                                             OF THE SECOND PART.


WITNESSETH:

A. WHEREAS The COMPANY wishes to support a research programme to be undertaken by the COLLEGE as defined in Schedule I annexed hereto (hereinafter called the "RESEARCH PROGRAMME"); and

B. WHEREAS the COLLEGE is willing to accept such support from the COMPANY and to undertake the RESEARCH PROGRAMME.

*Confidential treatment requested: material has been omitted and filed separately with the Commission.
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                                      -2-


NOW, THEREFORE, in consideration of the premises and the performance of the covenants herein contained, IT IS AGREED AS FOLLOWS:

1. The COLLEGE will carry out the RESEARCH PROGRAMME under the supervision of Professor T.J. Williams in its Department of Applied Pharmacology at the National Heart & Lung Institute which is a constituent part of the COLLEGE or such other member of its staff as shall be agreed by the COMPANY, such agreement not to be unreasonably withheld.

2. The RESEARCH PROGRAMME will be undertaken from the EFFECTIVE DATE for a period of one (1) year.

3. The COMPANY shall make payments to the COLLEGE according to Schedule 2 annexed hereto towards the costs of the RESEARCH PROGRAMME. The COLLEGE shall undertake to use its best efforts to complete the work based on the costs described in Schedule 2.

4. The COLLEGE shall submit progress reports on the RESEARCH PROGRAMME to the COMPANY at six (6) months after the EFFECTIVE DATE and on completion of the RESEARCH PROGRAMME.

5. Each party shall keep confidential any information that is received from the other in the course of this AGREEMENT that is marked "CONFIDENTIAL" and shall ensure that such confidential information is disclosed only to those of its employees and students who require access to such information for the purpose of carrying out the RESEARCH PROGRAMME. In the event that either party discloses confidential information to the other orally, it shall send to the other a written record of such information, marked "CONFIDENTIAL", within fourteen (14) days following disclosure. Such information shall be deemed to have been disclosed in confidence from the time of disclosure.

         The COLLEGE shall have the right to publish the results of the RESEARCH PROGRAMME in accordance with normal academic practice subject only to any reasonable delay required in order to protect the commercial value of such results.

         The provisions of this Clause 5 shall survive termination of this AGREEMENT for any reason.


*Confidential treatment requested: material has been omitted and filed separately with the Commission.
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                                      -3-


6. The results of the RESEARCH PROGRAMME and all intellectual property rights Therein (hereinafter referred to as the "RESULTS") shall be the property of the COLLEGE. The COMPANY shall have the right to an option to be granted an exclusive licence for any or all of the RESULTS. Such option shall be exercisable in writing to the COLLEGE at any time up to three (3) months following the date of receipt by the COMPANY Of the progress report provided by the COLLEGE upon completion of the RESEARCH PROGRAMME. The licence shall be effected by written amendment to and under the terms of the licence agreement between the COLLEGE, IMPEL and the COMPANY dated January 31, 1996; except that no licence issue fee shall be payable by the COMPANY for such amendment.

         The COMPANY shall have access to and the right to use information and reagents generated as part of the RESEARCH PROGRAMME during the term of this AGREEMENT. This right shall survive termination of this AGREEMENT so long as this information or reagents do not constitute patentable intellectual property.

         The rights granted to the COMPANY pursuant to this Clause 6 shall survive termination of this AGREEMENT for any reason other than breach of this AGREEMENT by the COMPANY.

7. This AGREEMENT shall commence on EFFECTIVE DATE and shall remain in full force and effect until completion of the RESEARCH PROGRAMME unless terminated in accordance with the provisions of Clause 8.

8.       Either party may terminate this AGREEMENT:

         8.1      ********************************************** or

         8.2 forthwith upon written notice to the other if the other commits a breach of any of the terms of this AGREEMENT and such breach is either irremediable or is not remedied within thirty days following written notice of said breach requiring it to be remedied.

9. No amendment to this AGREEMENT shall be valid until reduced to writing and signed by an authorized signatory of each party.

10. This AGREEMENT shall not be assigned by the COMPANY, except as part of a sale or transfer of all or substantially all of the COMPANY's business.


*Confidential treatment requested: material has been omitted and filed separately with the Commission.
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                                      -4-


11. Any notice required or permitted to be given by this AGREEMENT shall be given by post-paid, first class, registered or certified mail addressed to:
                                 LEUKOSITE INC.
                      215 First Street, Cambridge, MA 02142
                            United States of America
              (marked for attention of the Chief Executive Officer)

                                       or
                            IMPERIAL EXPLOITATION LTD
                   Sherfield Building, London SW7 2AZ, England
                 (marked for attention of the Company Secretary)

         Such addresses may be altered by notice so given

12. This AGREEMENT shall be interpreted in accordance with the laws of England and shall be subject to the jurisdiction of the English courts sitting in England.


*Confidential treatment requested: material has been omitted and filed separately with the Commission.
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                                      -5-


IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and duly executed this AGREEMENT on the date(s) indicated below, to be effective the day and year first above written.



For and on Behalf of IMPERIAL COLLEGE OF SCIENCE, TECHNOLOGY & MEDICINE

By:        /s/ David B. Thomas
           ------------------------------------
           Dr. David B. Thomas

Title:     Pro-Rector (Research Contracts)

Date:      11 March 1996
           ------------------------------------



For and on Behalf of IMPERIAL EXPLOITATION LIMITED

By:        /s/ Susan L. Jacobs
           ------------------------------------
           Ms. Susan L. Jacobs

Title:     Company Secretary

Date:      11 March 1996
           ------------------------------------



For and on Behalf of LEUKOSITE INCORPORATED

By:        /s/ Chris Mirabelli
           ------------------------------------
           Dr. Christopher K. Mirabelli

Title:     Chief Executive Officer

Date:      March 25, 1996
           ------------------------------------

*Confidential treatment requested: material has been omitted and filed separately with the Commission.